     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999



                                                SECURITIES ACT FILE NO. 33-53997
                                        INVESTMENT COMPANY ACT FILE NO. 811-7181

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                         POST-EFFECTIVE AMENDMENT NO. 6                      /X/
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                AMENDMENT NO. 7                              /X/
                        (Check appropriate box or boxes)


                            ------------------------


                     MERRILL LYNCH ASSET INCOME FUND, INC.
          (FORMERLY MERRILL LYNCH ASSET ALLOCATION INCOME FUND, INC.)
               (Exact Name of Registrant as Specified in Charter)


              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, Including Area Code (609) 282-2800


                                JEFFREY M. PEEK
                     MERRILL LYNCH ASSET INCOME FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                            ------------------------

                                   COPIES TO:


    Counsel for the Company:
  Leonard B. Mackey, Jr., Esq.             Michael J. Hennewinkel, Esq.
       ROGERS & WELLS LLP               MERRILL LYNCH ASSET MANAGEMENT L.P.
         200 Park Avenue                           P.O. Box 9011
    New York, New York 10166                Princeton, N.J. 08543-9011


                            ------------------------

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)


   / /     immediately upon filing pursuant to paragraph (b)
   /X/     on (date) pursuant to paragraph (b)
   / /     60 days after filing pursuant to paragraph (a)(1)
   / /     on (date) pursuant to paragraph (a)(1)
   / /     75 days after filing pursuant to paragraph (a)(2)
   / /     on (date) pursuant to paragraph (a)(2) of rule 485.


    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

   / /     This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                            ------------------------


    TITLE OF SECURITIES BEING REGISTERED: Class A shares, Class B Shares, Class C shares and Class D shares of Common Stock of the Merrill Lynch Asset Income Fund, Inc.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT USE THIS PROSPECTUS TO SELL SECURITIES UNTIL THE REGISTRATION STATEMENT CONTAINING THIS PROSPECTUS, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                                                   [LOGO]

       SUBJECT TO COMPLETION, DATED MARCH 1, 1999 PRELIMINARY PROSPECTUS

                 Merrill Lynch Asset Income Fund, Inc.


                                                           _April __, 1999


                     THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

                     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                     REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                     OFFENSE.

Table of Contents


                          PAGE
                  [ICON]  KEY FACTS
                          ------------------------------------------------------

                          The Merrill Lynch Asset Income Fund at a Glance .... 3

                          Risk/Return Bar Chart .............................. 5

                          Fees and Expenses .................................. 6

                  [ICON]  DETAILS ABOUT THE FUND
                          ------------------------------------------------------

                          How the Fund Invests ............................... 9

                          Investment Risks .................................. 11

                  [ICON]  YOUR ACCOUNT
                          ------------------------------------------------------

                          Merrill Lynch Select Pricing-SM- System ........... 26

                          How to Buy, Sell, Transfer and Exchange Shares .... 31

                          How Shares are Priced ............................. 35

                          Participation in Merrill Lynch Fee-Based
                          Programs .......................................... 35

                          Dividends and Taxes ............................... 36

                  [ICON]  MANAGEMENT OF THE FUND
                          ------------------------------------------------------

                          Merrill Lynch Asset Management .................... 37

                          Financial Highlights .............................. 38

                  [ICON]  FOR MORE INFORMATION
                          ------------------------------------------------------

                          Shareholder Reports ....................... Back Cover

                          Statement of Additional Information ....... Back Cover


                                    MERRILL LYNCH ASSET INCOME FUND, INC.

KEY FACTS [ICON]
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.


EQUITY -- securities representing ownership of a company ("stock") or securities whose price is linked to the value of securities that represent company ownership.



DEBT -- Securities representing an obligation to pay specified amounts at specified times.



MONEY MARKET SECURITIES -- Short term debt instruments such as U.S. Treasury bills.


                              THE MERRILL LYNCH ASSET INCOME FUND AT A GLANCE

                              --------------------------------------------------


WHAT IS THE FUND'S INVESTMENT OBJECTIVE



                              The investment objective of the Fund is to seek a high level of current income and, secondarily, capital appreciation. The Fund tries to choose a mix of U.S. and foreign DEBT, EQUITY, and MONEY MARKET SECURITIES, including some that provide current income through dividends or interest, some which increase in value and some that may do both. The Fund tries to blend these investments to create a portfolio that produces high current income and, secondarily, capital appreciation. We cannot guarantee that the Fund will achieve its goals.



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?



                              The Fund invests in U.S. and foreign debt, equity and money market securities. Fund Management varies the composition of the portfolio among these securities and markets in response to changing market and economic trends. This approach provides the Fund with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets.



                              The Fund primarily invests in debt, including money market securities. Under normal conditions, at least 65% of the Fund's total assets will be invested in debt securities. The Fund may invest entirely in debt securities. The Fund invests in debt obligations of governmental issuers and in corporate debt securities, including convertible debt securities, rated A or better by Standard & Poor's Corporation ("S&P") or by Moody's Investor's Service, Inc., ("Moody's") or which, in the Investment Adviser's judgment, possess similar rating credit characteristics. The average maturity of the Fund's portfolio of debt securities will vary based on the Investment Adviser's assessment of pertinent economic market conditions.



                              The Fund invests in equity securities. In selecting stocks and other securities that are convertible to stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies selling at a discount from the price-to-book value ratios and price/ earnings ratios or that pay above average dividends. Fund management also considers as undervalued securities selling at a discount from their historic price-to-book value or price/earnings ratios. Under normal conditions, the Fund may invest up to 35% of the Fund's total assets in equity securities.



                              The Fund may invest up to 25% of the Fund's total assets in foreign securities. In determining the allocation of assets among capital markets, the Investment Adviser considers the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other financial, social and political factors which may affect such markets.


                            MERRILL LYNCH ASSET INCOME FUND, INC.              3

[ICON] KEY FACTS


                              The Fund may invest up to 25% of its total assets in any particular industry sector.



                              The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than most other funds.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



                              As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, may go up or down. These changes may occur because the stock or bond markets are rising or falling, or in response to interest rate changes. At other times, there are specific factors that may affect the value of a particular investment. These specific factors include, for example, that the issuer of a Fund investment may be unable to pay principal, interest or both when due. If the value of the Fund's investments goes down, you may lose money.



                              The Fund may invest a portion of its assets in non-U.S. securities. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. The risks are greater for investments in emerging markets.



                              The Fund is a non-diversified fund. By
                              concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but hurts the Fund's performance when its investments are unsuccessful.



WHO SHOULD INVEST?



                              The Fund may be an appropriate investment for you if you:



                                 - Are looking for an investment that
                                   provides income, but are also seeking
                                   some capital appreciation.



                                 - Want a professionally managed portfolio.



                                 - Are looking for exposure to a variety of
                                   asset classes, including investments in
                                   foreign markets.



                                 - Are willing to accept the risks of
                                   foreign investing.



                                 - Are prepared to receive taxable
                                   distributions of ordinary income and
                                   capital gains.


4                           MERRILL LYNCH ASSET INCOME FUND, INC.

                                        RISK/RETURN BAR CHART
                                    --------------------------------------------


                                             The bar chart and table shown below
                                             provide an indication of the risks
                                             of investing in the Fund. The bar
                                             chart shows changes in the Fund's
                                             performance for Class B shares for
                                             each complete calendar year since
                                             the Fund's inception. Sales charges
                                             are not reflected in the bar chart.
                                             If these amounts were reflected,
                                             returns would be less than those
                                             shown. The table compares the
                                             average annual total returns for
                                             each class of the Fund's shares for
                                             the periods shown with those of the
                                             Merrill Lynch (ML) US Corporate &
                                             Government Master Index and the
                                             Composite Index. How the Fund
                                             performed in the past is not
                                             necessarily an indication of how
                                             the Fund will perform in the
                                             future.


                                               [CHART]


                                             During the period shown in the bar
                                             chart, the highest return for a
                                             quarter was 6.22% (quarter ended
                                             June 30, 1997) and the lowest
                                             return for a quarter was -1.67%
                                             (quarter ended September 30, 1998).



Average Annual Total Returns                                   Past
(for the calendar year ended                     Past       Ten Years/
December 31, 1998)                             One Year   Since Inception
-------------------------------------------------------------------------
 Merrill Lynch Asset Income Fund*--Class A        5.61%          9.18%+
 ML US Corporate & Government Master Index**      9.52%          9.12%
 Composite Index***                              13.35%         12.55%
-------------------------------------------------------------------------
 Merrill Lynch Asset Income Fund*--Class B        5.19%          9.39%+
 ML US Corporate & Government Master Index**      9.52%          9.12%
 Composite Index***                              13.35%         12.55%
-------------------------------------------------------------------------
 Merrill Lynch Asset Income Fund*--Class C        8.14%          9.81%++
 ML US Corporate & Government Master Index**      9.52%          9.87%
 Composite Index***                              13.35%         13.36%
-------------------------------------------------------------------------
 Merrill Lynch Asset Income Fund*--Class D        5.36%          9.32%++
 ML US Corporate & Government Master Index**      9.52%          9.87%
 Composite Index***                              13.35%         13.36%
-------------------------------------------------------------------------



  *  Includes sales charge.
 **  This unmanaged Index is comprised of investment-grade bonds.
*** The Composite Index consists of: 5%--3-month US Treasury Bills; 75%--ML Bond Index: BOAO--Corporate & Government Master; and 20%--Standard & Poor's
     500. The 3-month US Treasury bill is using performance data as of August 31, 1994 for Class A and Class B Shares and October 31, 1994 for Class C and Class D Shares. Past performance is not predictive of future performance.
  +  Inception date is September 2, 1994.
 ++  Inception date is October 21, 1994.



                            MERRILL LYNCH ASSET INCOME FUND, INC.              5

[ICON] KEY FACTS


UNDERSTANDING

EXPENSES


Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:



EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:


SHAREHOLDER FEES -- these include sales charges which you may pay when you buy or sell shares of the Fund.



EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER:


ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.



MANAGEMENT FEE -- a fee paid to the Investment Adviser for managing the Fund.


DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants.



SERVICE (ACCOUNT MAINTENANCE) FEES -- fees used to compensate securities dealers for account maintenance activities.



                              FEES AND EXPENSES

                              --------------------------------------------------

                              The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

                              This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.


  SHAREHOLDER FEE (FEES PAID
  DIRECTLY FROM YOUR INVESTMENT):                              Class A            Class B(a)          Class C     Class D
--------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on purchases (as a      4.00%(b)               None            None        4.00%(b)
  percentage of offering price)
--------------------------------------------------------------------------------------------------------------------------
  Sales Charge imposed on Dividend Reinvestments              None                   None            None        None
--------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a percentage of    None(c)              4.0%(b)           1.0%(b)     None(c)
  original purchase price or redemption proceeds, whichever
  is lower)
--------------------------------------------------------------------------------------------------------------------------
  Redemption Fees                                             None                   None            None        None
--------------------------------------------------------------------------------------------------------------------------
  Exchange Fee                                                None                   None            None        None
--------------------------------------------------------------------------------------------------------------------------
  Maximum Account Fee                                         None                   None            None        None
--------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS):
--------------------------------------------------------------------------------------------------------------------------
  Management Fees(d)(g)                                       0.75%                 0.75%            0.75%       0.75%
--------------------------------------------------------------------------------------------------------------------------
                                                              None                  0.25%            0.25%       0.25%
--------------------------------------------------------------------------------------------------------------------------
    Distribution and/or Service (12b-1) Fees(e)               None                  0.50%            0.55%       None
--------------------------------------------------------------------------------------------------------------------------
  Other Expense (including transfer agency fees)(f)           2.35%                 2.40%            2.39%       2.35%
--------------------------------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses(g)(h)                3.10%                 3.90%            3.94%       3.35%
--------------------------------------------------------------------------------------------------------------------------



                                                   (SEE NEXT PAGE FOR
FOOTNOTES)


6                           MERRILL LYNCH ASSET INCOME FUND, INC.

(FOOTNOTES FROM PRECEDING PAGE)



(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(b)  Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Fund pays the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1998, the Investment Adviser received a fee equal to 0.75% of the Fund's average daily net assets.
(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended December 31, 1998, the Fund paid the Transfer Agent fees totaling $19,204. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended December 31, 1998, the Fund reimbursed the Investment Adviser $55,769 for these services.
(g) For the fiscal year ended December 31, 1998, Merrill Lynch Asset Management, L.P. ("MLAM") voluntarily waived management fees and reimbursed the Fund for a portion of other expenses. As MLAM may discontinue its waiver of such fees and reimbursement of expenses, the table above has been restated to assume the absence of any such waiver or reimbursement. During the fiscal year ended December 31, 1998, MLAM waived management fees totaling 2.60% for Class A shares, 2.65% for Class B shares, 2.64% for Class C shares, 2.60% for Class D shares after which the Fund's total expense ratio was 0.50% for Class A shares, 1.25% for Class B shares, 1.30% for Class C shares and 0.75% for Class D shares.
(h) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.



                            MERRILL LYNCH ASSET INCOME FUND, INC.              7

[ICON] KEY FACTS


EXAMPLES:



These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



EXPENSES IF YOU DID REDEEM YOUR SHARES:



                 1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------
 Class A           $700     $1,319     $1,960      $3,675
----------------------------------------------------------
 Class B           $792     $1,389     $2,004      $4,121
----------------------------------------------------------
 Class C           $496     $1,201     $2,023      $4,155
----------------------------------------------------------
 Class D           $724     $1,389     $2,076      $3,894
----------------------------------------------------------



EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:



                 1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------
 Class A           $700     $1,319     $1,960      $3,675
----------------------------------------------------------
 Class B           $392     $1,189     $2,004      $4,121
----------------------------------------------------------
 Class C           $396     $1,201     $2,023      $4,155
----------------------------------------------------------
 Class D           $724     $1,389     $2,076      $3,894
----------------------------------------------------------


8                           MERRILL LYNCH ASSET INCOME FUND, INC.

DETAILS ABOUT THE FUND [ICON]


ABOUT THE

PORTFOLIO MANAGER


Thomas R. Robinson has served as the Portfolio manager of the Fund since November 1995. He has served as a First Vice President of MLAM since 1997 and as a Senior Portfolio Manager of MLAM from November 1995 to 1997. From 1989 he served as Manager of International Strategy for Merrill Lynch & Co. Global Securities Research & Economics Group.



ABOUT THE

INVESTMENT ADVISER

The Fund is managed by Merrill Lynch Asset Management.



                              HOW THE FUND INVESTS

                              --------------------------------------------------


                              The Fund can invest in U.S. and foreign debt, equity securities and money market instruments. In allocating among debt, equity and money market securities, Fund management considers the relative opportunity for capital appreciation of equity and debt securities, dividend yields, and the level of interest rates paid on debt securities of various maturities.



                              DEBT SECURITIES -- Under normal conditions, at least 65% of the Fund's total assets will be invested in debt, including money market, securities. The Fund may invest entirely in debt securities. However, in general, the Fund will include both equity and debt securities. The Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. U.S. government securities include U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities. The securities may be backed by the full faith and credit of the United States. Other securities, however, may be backed only by the credit of the issuer itself such as, for example, obligations of the Student Loan Marketing Association. The Fund invests in debt obligations of governmental issuers and in corporate debt securities, including convertible debt securities, rated A or better by Standard & Poor's or by Moody's, or which, in the Investment Adviser's judgment, possess similar rating credit characteristics. Debt securities, such as bonds, involve credit risk and interest risk.



                              EQUITY SECURITIES -- Under normal conditions, the Fund may invest up to 35% of the Fund's total assets in equity securities. The Fund can invest in all types of equity securities, including common stock, warrants and stock purchase rights. The Investment Adviser seeks to identify securities of companies and industries that are expected to provide high total return as compared to other equity securities. In selecting stocks and other securities that are convertible to stocks, Fund management emphasizes stocks that it believes are undervalued. Fund management places emphasis on companies selling at a discount from the price/earnings ratios computed with respect to the relevant stock market averages. Fund management also considers as undervalued securities selling at a discount from their historic price-to-book value or price/earnings ratios.


                            MERRILL LYNCH ASSET INCOME FUND, INC.              9

[ICON] DETAILS ABOUT THE FUND


                              Fund management may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Fund management places emphasis on companies characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Investment Adviser seeks to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.



                              The Fund may invest up to 25% of its total assets in any particular industry sector. When Fund management believes that market and economic conditions favor certain types of tangible assets as compared to other types of investments, the Fund may emphasize investments related to that particular industry sector.



                              MONEY MARKET SECURITIES -- The Fund can invest in quality short-term debt securities. These securities include, for example, U.S. government securities, commercial paper, master demand notes rated at least "A" by S&P or "Prime" by Moody's, repurchase agreements, purchase and sale contracts and money market instruments issued by commercial banks, domestic savings banks and savings and loan associations with total assets of at least one billion dollars. U.S. banks, foreign branches of U.S. banks, or U.S. branches of foreign banks may issue commercial bank obligations.



                              OPTIONS, FUTURES AND OTHER DERIVATIVES -- The Fund may use options, futures and forward contracts both to increase the return of the Fund and to hedge, or protect, the value of its assets against adverse movements in equity, debt and currency markets. The use of options, futures and forward contracts can be effective in protecting or enhancing the value of the Fund's assets. While these instruments involve certain risks, the Fund will not engage in strategies that are considered highly risk and speculative. The Fund is not required to hedge and may not do so. A full description of the Fund's use of options, futures, forward contracts and other derivatives is included in the Statement of Additional Information.



                              FOREIGN SECURITIES -- The Fund can invest up to 25% of its assets in foreign equity and debt markets when, in the opinion of the Investment Adviser, foreign markets are expected to outperform, in U.S. dollar terms, the U.S.


10                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              equity and debt markets. The Fund can invest in any country or geographic region but at the current time anticipates that it will invest in primarily in the securities of corporate and governmental issuers domiciled or located in Canada, Western Europe and the Far East. In making investment decisions, the Fund will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets. The Fund is not required to invest in foreign markets and may invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations.



                              In determining the allocation of assets among capital markets, Fund management considers such factors as the relative valuation, condition and growth potential of the various economies. Other factors that Fund management considers include current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets.



INVESTMENT RISKS

----------------------------------------------------------------------------


                              This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.



                              MARKET AND SELECTION RISK -- Market risk is the risk that the stock or bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.



                              CREDIT RISK -- Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the borrower's financial condition and the terms of the bonds or obligation.


                            MERRILL LYNCH ASSET INCOME FUND, INC.             11

[ICON] DETAILS ABOUT THE FUND


                              INTEREST RATE RISK -- Interest rate risk is the risk that prices of bonds (or value of the security) may fall when interest rates rise. In general, the market price of debt securities will increase when interest rates decline and decrease when interest rates rise. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do shorter-term securities.



                              CALL AND REDEMPTION RISK -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.



                              FOREIGN MARKET RISK -- Since the Fund may invest in foreign equity and debt securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks and debt in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.



                                    - The economies of some foreign markets
                                      often do not compare favorably with that of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.



                                    - Governmental actions such as the
                                      imposition of capital controls,
                                      nationalization of companies or
                                      industries, expropriation of assets, or
                                      the imposition of punitive taxes may
                                      adversely affect investments in foreign
                                      markets.



                                    - The governments of certain countries may
                                      prohibit or impose substantial
                                      restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund's operations.


12                          MERRILL LYNCH ASSET INCOME FUND, INC.

                                    - Other foreign market risks include foreign
                                      exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.



                                    - Because there are generally fewer
                                      investors on foreign exchanges and a
                                      smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.



                                    - Foreign markets may have different
                                      clearance and settlement procedures. In
                                      certain markets settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to sell and investment because of these delays.



                              GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about the company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.



                              EUROPEAN ECONOMIC AND MONETARY UNION (EMU) -- A number of European countries have entered into EMU in an effort to reduce trade barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these countries. Among other things, EMU has established a single European currency (the "euro") which was introduced on


                            MERRILL LYNCH ASSET INCOME FUND, INC.             13

[ICON] DETAILS ABOUT THE FUND


                              January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities list, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:



                                    - If the transition to euro, or EMU as a
                                      whole, does not proceed as planned, the
                                      Fund's investments could be adversely
                                      affected. For example, sharp currency
                                      fluctuations, exchange rate volatility and other market disruptions could occur.



                                    - Withdrawal from EMU by a participating
                                      country could also have a negative effect on the Fund's investments -- for example, if securities redenominated in the euro were transferred back into that country's national currency.



                                    - Computer, accounting and trading systems
                                      must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the Investment Adviser, the Fund's other service providers or entities with which the Fund or its service providers do business do not properly address this issue before the euro conversion begins January 1999. These issues may also negatively affect the operations of the companies in which the Fund invests.



                              Risks associated with certain types of obligations in which the Fund may invest include:



                              SMALL CAP AND EMERGING GROWTH SECURITIES -- The Fund may invest in small cap or emerging growth securities. A small cap or emerging growth company is one that typically has total market capitalization of up to $1 billion at the time of the Fund's initial purchase. These may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, management changes or other adverse developments occur, the Fund's investment in a small cap or emerging growth company may lose substantial value.


14                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              Small cap or emerging growth securities generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small cap and emerging growth securities requires a longer-term view.



                              WARRANTS -- A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.



                              A warrant has value only if the Fund exercises or sells it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires (or is sold), the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.



                              DERIVATIVES -- Derivatives are financial instruments whose value is derived from another security or an index such as the Financial Times/Standard & Poor's-Actuaries World Index. The Fund may use derivative instruments including futures, forwards, options, indexed securities, inverse securities and swaps. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:



                              LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



                              CREDIT RISK -- the risk that the counterparty (the party on the other sie of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.



                              CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.


                            MERRILL LYNCH ASSET INCOME FUND, INC.             15

[ICON] DETAILS ABOUT THE FUND


                              LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.



                              INTEREST RATE RISK -- the risk that prices of fixed income securities will fluctuate at a function of interest rate movement.



                              The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may not do so.



                              CONVERTIBLES -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.



                              ASSET BACKED SECURITIES -- Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the


16                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              average maturity of the Fund's portfolio may increase. The value of longer-term securities generally changes more widely in response to changes in interest rates than shorter-term securities.



                              MORTGAGE BACKED SECURITIES -- Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."



                              Because of prepayment risk and extension risk, mortgage backed securities react different to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.



                              Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches is paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.



                              INDEXED AND INVERSE FLOATING RATE
                              SECURITIES -- The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises


                            MERRILL LYNCH ASSET INCOME FUND, INC.             17

[ICON] DETAILS ABOUT THE FUND


                              and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, inverse floaters change in value in a manner that is opposite to most bonds -- that is, interest rates on inverse floaters will decrease when short-term rates increase in value and increase in value when short-term rates decrease. Investments in inverse floaters may subject the Fund to risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.



                              ILLIQUID SECURITIES -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to resell them quickly or may be able to sell them only at a price below current value.



                              RESTRICTED SECURITIES -- Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.



                              Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Because the Fund may get only limited information about the issuer it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.



                              RULE 144A SECURITIES -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.



                              WHEN ISSUED SECURITIES, DELAYED DELIVERY
                              SECURITIES AND FORWARD COMMITMENTS -- When-issued and delayed-delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There is also the risk that the security will not be


18                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              issued or that the other party will not meet its obligations. If this occurs, the Fund will lose the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.



                              PRECIOUS AND INDUSTRIAL METAL RELATED
                              SECURITIES -- Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.



                              REAL ESTATE RELATED SECURITIES -- Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the laws and regulations (including zoning and tax laws) affecting real estate, the costs of owning, maintaining and improving real estate, and the location and the attractiveness of the properties. The availability of mortgages and changes in interest rates may affect real estate values. Real estate trusts also are dependent on management skill and may not be diversified in their investments.



                              If the Fund's real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.



                              SOVEREIGN DEBT -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed for foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the entity's debt position to its economy or its failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further


                            MERRILL LYNCH ASSET INCOME FUND, INC.             19

[ICON] DETAILS ABOUT THE FUND


                              loans. There is no legal process for collecting sovereign debts that a government does not pay and no bankruptcy proceeding by which all or part of a sovereign debt that a government entity has not repaid may be collected.



                              BORROWING AND LEVERAGE -- The Fund may borrow amounts of up to 33 1/3% of its assets for temporary emergency purposes including meeting redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return.



                              Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options, warrants and reverse repurchase agreements.



                              The Fund will not purchase securities while borrowings exceed 5% of its total assets. The Fund has no present intention to borrow money in amounts exceeding 5% of its total assets.



                              SECURITIES LENDING -- The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.



                              REPURCHASE AGREEMENTS; PURCHASE AND SALES
                              CONTRACTS -- The Fund may enter into certain types of repurchase agreements or purchase and sales contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contract provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.



                              WRITING COVERED OPTIONS -- The Fund is authorized to write (I.E., sell) covered call options on the securities in which it may invest and to enter into


20                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.



                              The Fund also may write put options which give the holder of the option of the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.



                              PURCHASING OPTIONS -- The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has the right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on


                            MERRILL LYNCH ASSET INCOME FUND, INC.             21

[ICON] DETAILS ABOUT THE FUND


                              whether the amount received is more or less than the premium paid for the put option of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



                              STOCK INDEX OPTIONS AND FUTURES AND FINANCIAL FUTURES -- The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index such as the S&P 500 Index or on a narrow index representing an industry or market segment, such as the AMEX Oil & Gas Index.



                              The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests.



                              The Fund may sell futures contracts in
                              anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the costs of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider the purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the


22                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (E.G., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.



                              The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (I.E., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contracts in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.



                              The Fund may engage in options and futures transactions in U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (I.E., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller.



                              FOREIGN CURRENCY HEDGING -- The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.



                              The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


                            MERRILL LYNCH ASSET INCOME FUND, INC.             23

[ICON] DETAILS ABOUT THE FUND


                              The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund is not required to hedge its currency positions and may not do so.



                              RESTRICTIONS ON THE USE OF FUTURES
                              TRANSACTIONS -- The Fund may purchase and sell futures contracts and options (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, taking into account unrealized profits and unrealized losses on any such contracts and options.



                              When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.



                              RESTRICTIONS ON OTC OPTIONS -- The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.



                              The Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options and futures contracts exceeds 15% of the total assets of the


24                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (I.E., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."



                              This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders.



                              STANDBY COMMITMENT AGREEMENTS -- The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment.



                              Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There is also the risk that if the security goes up in value, the counterparty will decide not to issue the security. If this occurs, the Fund will lose the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

                              STATEMENT OF ADDITIONAL INFORMATION
                              --------------------------------------------------


                              If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


                            MERRILL LYNCH ASSET INCOME FUND, INC.             25

[ICON]

YOUR ACCOUNT [ICON]
                              MERRILL LYNCH SELECT PRICING-SM- SYSTEM
                              --------------------------------------------------

                              The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

                              For example, if you select Class A or D shares, you pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.


                              If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.50% for Class B and 0.55% for Class C and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.


                              The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

26                          MERRILL LYNCH ASSET INCOME FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing-SM-System.


                                   Class A                    Class B                    Class C                    Class D
------------------------------------------------------------------------------------------------------------------------------------
 Availability             Limited to certain         Generally available        Generally available        Generally available
                          investors including:       through Merrill Lynch.     through Merrill Lynch.     through Merrill Lynch.
                          - Current Class A          Limited availability       Limited availability       Limited availability
                            shareholders             through other securities   through other securities   through other securities
                          - Certain Retirement       dealers.                   dealers.                   dealers.
                            Plans
                          - Participants in certain
                            Merrill Lynch sponsored
                            programs
                          - Certain affiliates of
                            Merrill Lynch.
------------------------------------------------------------------------------------------------------------------------------------
 Initial Sales Charge?    Yes. Payable at time of    No. Entire purchase price  No. Entire purchase price  Yes. Payable at time of
                          purchase. Lower sales      is invested in shares of   is invested in shares of   purchase. Lower sales
                          charges available for      the Fund.                  the Fund.                  charges available for
                          larger investments.                                                              larger investments.
------------------------------------------------------------------------------------------------------------------------------------
 Deferred Sales Charge?   No. (May be charged for    Yes. Payable if you        Yes. Payable if you        No. (May be charged for
                          purchases over $1 million  redeem within four years   redeem within one year of  purchases over $1 million
                          that are redeemed within   of purchase.               purchase.                  that are redeemed within
                          one year.)                                                                       one year.)
------------------------------------------------------------------------------------------------------------------------------------
 Account Maintenance and  No.                        0.25% Account Maintenance  0.25% Account Maintenance  0.25% Account Maintenance
 Distribution Fees?                                  Fee                        Fee                        Fee
                                                     0.50% Distribution Fee.    0.55% Distribution Fee.    No Distribution Fee.
------------------------------------------------------------------------------------------------------------------------------------
 Conversion to Class D    No.                        Yes, automatically after   No.                        No.
 shares?                                             approximately ten years.
------------------------------------------------------------------------------------------------------------------------------------


                            MERRILL LYNCH ASSET INCOME FUND, INC.             27

[ICON] YOUR ACCOUNT

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS
                              If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                            Dealer
                                                                         Compensation
                                                                          as a % of
                                       As a % of         As a % of         Offering
Your Investment                      Offering Price   Your Investment*      Price
-------------------------------------------------------------------------------------
 Less than $25,000                         4.00%             4.17%            3.75%
-------------------------------------------------------------------------------------
 $25,000 but less than $50,000             3.75%             3.90%             3.5%
-------------------------------------------------------------------------------------
 $50,000 but less than $100,000            3.25%             3.36%            3.00%
-------------------------------------------------------------------------------------
 $100,000 but less than $250,000           2.50%             2.56%            2.25%
-------------------------------------------------------------------------------------
 $250,000 but less than $1,000,000         1.50%             1.52%            1.25%
-------------------------------------------------------------------------------------
 $1,000,000 and over**                     0.00%             0.00%            0.00%
-------------------------------------------------------------------------------------

  *  Rounded to the nearest one-hundredth percent.
 ** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

                              No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

                              A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

                                  - Purchases under a RIGHT OF ACCUMULATION
                                    or LETTER OF INTENT.

                                  - Merrill Lynch Blueprint-SM- Program
                                    participants.

                                  - TMA-SM- Managed Trusts.

                                  - Certain Merrill Lynch investment or
                                    central asset accounts.

                                  - Certain employer-sponsored retirement
                                    or savings plans.

28                          MERRILL LYNCH ASSET INCOME FUND, INC.

                                  - Purchases using proceeds from the sale
                                    of certain Merrill Lynch closed-end
                                    funds under certain circumstances.

                                  - Certain investors, including directors
                                    of Merrill Lynch mutual funds and
                                    Merrill Lynch employees.

                                  - Certain Merrill Lynch fee-based
                                    programs.

                              Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

                              If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

                              If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS

                              If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% on Class B shares and 0.55% on Class C Shares and account maintenance fees of 0.25% on both Class B and Class C shares each year under a distribution plan that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


                            MERRILL LYNCH ASSET INCOME FUND, INC.             29

[ICON] YOUR ACCOUNT

CLASS B SHARES

                              If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase                                Sales Charge*
-----------------------------------------------------------------
 0 - 1                                              4.00%
-----------------------------------------------------------------
 1 - 2                                              3.00%
-----------------------------------------------------------------
 2 - 3                                              2.00%
-----------------------------------------------------------------
 3 - 4                                              1.00%
-----------------------------------------------------------------
 4 and thereafter                                   0.00%
-----------------------------------------------------------------

                             * The percentage charge will apply to the lesser of
                               the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

                              The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

                                  - Certain post-retirement withdrawals
                                    from an IRA or other retirement plan if
                                    you are over 59 1/2 years old.
                                  - Redemption by certain eligible 401(a)
                                    and 401(k) plans and group plans
                                    participating in the Merrill Lynch
                                    Blueprint Program and certain
                                    retirement plan rollovers.
                                  - Redemption in connection with
                                    participation in certain Merrill Lynch
                                    fee-based programs.
                                  - Withdrawals resulting from shareholder
                                    death or disability as long as the
                                    waiver request is made within one year
                                    of death or disability or, if later,
                                    reasonably promptly following
                                    completion of probate, or in connection
                                    with involuntary termination of an
                                    account in which Fund shares are held.
                                  - Withdrawal through the Merrill Lynch
                                    Systematic Withdrawal Plan of up to 10%
                                    per year of your Class B account value
                                    at the time the plan is established.


                              Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that


30                          MERRILL LYNCH ASSET INCOME FUND, INC.

                              time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

                              Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES
                              If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with participation in certain Merrill Lynch fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

                              Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
----------------------------------------------------------------------------

                              The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

                            MERRILL LYNCH ASSET INCOME FUND, INC.             31

If You Want To              Your Choices                             Information Important for You to Know
--------------------------------------------------------------------------------------------------------------------------------
Buy Shares               First, select the         Refer to the Merrill Lynch Select Pricing table on page 27. Be sure to read
                         share class               this prospectus carefully.
                         appropriate for you
                        --------------------------------------------------------------------------------------------------------
                         Next, determine the       The minimum initial investment for the Fund is $1,000 for all accounts
                         amount of your            except:
                         investment                    - $500 for Employee Access-SM- Accounts
                                                       - $250 for certain Merrill Lynch fee-based programs
                                                       - $100 for Merrill Lynch Blueprint-SM- Program
                                                       - $100 for retirement plans
                                                   (The minimums for initial investments may be waived under certain circumstances.)
                        --------------------------------------------------------------------------------------------------------
                         Have your Merrill         The price of your shares is based on next calculation of net asset value
                         Lynch Financial           after your order is placed. Any purchase orders received by Merrill Lynch
                         Consultant or             from a securities dealer within fifteen minutes after the close of business
                         securities dealer         on the New York Stock Exchange will be priced at the net asset value
                         submit your               determined that day.
                         purchase order            Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.
                        --------------------------------------------------------------------------------------------------------
                         Or contact the            To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and
                         Transfer Agent            request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
--------------------------------------------------------------------------------------------------------------------------------
Add to Your              Purchase additional       The minimum investment for additional purchases is $50 for all accounts
Investment               shares                    except that retirement plans have a minimum additional purchase of $1.
                                                   (The minimums for additional purchases may be waived under certain circumstances.)
                        --------------------------------------------------------------------------------------------------------
                         Acquire additional        All dividends and capital gains distributions are automatically reinvested
                         shares through the        without a sales charge.
                         automatic dividend
                         reinvestment plan
                        --------------------------------------------------------------------------------------------------------
                         Participate in the        You may invest a specific amount on a periodic basis through certain Merrill
                         automatic                 Lynch investment or central asset accounts.
                         investment plan
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a             You may transfer your Fund shares only to another securities dealer that has
Another Securities       participating             entered into an agreement with Merrill Lynch. All shareholder services will
Dealer                   securities dealer         be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
--------------------------------------------------------------------------------------------------------------------------------


32                          MERRILL LYNCH ASSET INCOME FUND, INC.

If You Want To          Your Choices     Information Important for You to Know
--------------------------------------------------------------------------------
Transfer Shares to   Transfer to a         You must either:
Another Securities   non-participating         - Transfer your shares to an
Dealer (continued)   securities dealer     account with the Transfer
                                                Agent;
                                           or
                                               - Sell your shares.
--------------------------------------------------------------------------------
Sell Your Shares     Have your Merrill     The price of your shares is based on
                     Lynch Financial       the next calculation of net asset
                     Consultant or         value after your order is placed. For
                     securities dealer     your request, you must submit your
                     submit your sales     request to your dealer within fifteen
                     order                 minutes after that day's close of
                                           business on the New York Stock
                                           Exchange (generally 4:00 p.m. Eastern
                                           time). Any redemption request placed
                                           from a dealer after that time will be
                                           priced at the net asset value at the
                                           close of business on the next
                                           business day. Dealers must submit
                                           redemption requests to the Fund not
                                           more than 30 minutes after the close
                                           of business on the New York Stock
                                           Exchange.
                                           Securities dealers, including Merrill
                                           Lynch, may charge a fee to process a
                                           redemption of shares. Merrill Lynch
                                           currently charges a fee of $5.35. No
                                           processing fee is charged if you
                                           redeem shares directly through the
                                           Transfer Agent.
                                           The Fund may reject an order to sell
                                           shares under certain circumstances.
                    ------------------------------------------------------------
                     Sell through the      You may sell shares held at the
                     Transfer Agent        Transfer Agent by writing to the
                                           Transfer Agent at the address on the
                                           inside back cover of this prospectus.
                                           All shareholders on the account must
                                           sign the letter and signatures must
                                           be guaranteed. If you hold stock
                                           certificates, return the certificates
                                           with the letter. The Transfer Agent
                                           will normally mail redemption
                                           proceeds within seven days following
                                           receipt of a properly completed
                                           request. If you make a redemption
                                           request before the Fund has collected
                                           payment for the purchase of shares,
                                           the Fund or the Transfer Agent may
                                           delay mailing your proceeds. This
                                           delay will usually not exceed ten
                                           days.
                                           If you hold share certificates, they
                                           must be delivered to the Transfer
                                           Agent before they can be converted.
                                           Check with the Transfer Agent or your
                                           Merrill Lynch Financial Consultant
                                           for details.
--------------------------------------------------------------------------------

                            MERRILL LYNCH ASSET INCOME FUND, INC.             33

[ICON] YOUR ACCOUNT

If You Want To          Your Choices     Information Important for You to Know
--------------------------------------------------------------------------------
Sell Shares          Participate in the    You can choose to receive systematic
Systematically       Fund's Systematic     payments from your Fund account
                     Withdrawal Plan       either by check or through direct
                                           deposit to your bank account on a
                                           monthly or quarterly basis. If you
                                           have a Merrill Lynch
                                           CMA-Registered Trademark-,
                                           CBA-Registered Trademark- or
                                           Retirement Account you can arrange
                                           for systematic redemptions of a fixed
                                           dollar amount on a monthly,
                                           bi-monthly, quarterly, semi-annual or
                                           annual basis, subject to certain
                                           conditions. Under either method you
                                           must have dividends and other
                                           distributions automatically
                                           reinvested. For Class B and C shares
                                           your total annual withdrawals cannot
                                           be more than 10% per year of the
                                           value of your shares at the time your
                                           plan is established. The deferred
                                           sales charge is waived for systematic
                                           redemptions. Ask your Merrill Lynch
                                           Financial Consultant for details.
--------------------------------------------------------------------------------
Exchange Your Shares  Select the fund      You can exchange your shares of the
                     into which you want    Fund for shares of many other Merrill
                     to exchange. Be       Lynch mutual funds. You must have
                     sure to read that     held the shares used in the exchange
                     fund's prospectus     for at least 15 calendar days before
                                           you can exchange to another fund.
                                           Each class of Fund shares is
                                           generally exchangeable for shares of
                                           the same class of another fund. If
                                           you own Class A shares and wish to
                                           exchange into a fund in which you
                                           have no Class A shares, you will
                                           exchange into Class D shares.
                                           Some of the Merrill Lynch mutual
                                           funds impose a different initial or
                                           deferred sales charge schedule. If
                                           you exchange Class A or D shares for
                                           shares of a fund with a higher
                                           initial sales charge than you
                                           originally paid, you will be charged
                                           the difference at the time of
                                           exchange. If you exchange Class B
                                           shares for shares of a fund with a
                                           different deferred sales charge
                                           schedule, the higher schedule will
                                           apply. The time you hold Class B or C
                                           shares in both funds will count when
                                           determining your holding period for
                                           calculating a deferred sales charge
                                           at redemption. If you exchange Class
                                           A or D shares for money market fund
                                           shares, you will receive Class A
                                           shares of Summit Cash Reserves Fund.
                                           Class B or C shares of the Fund will
                                           be exchanged for Class B shares of
                                           Summit.
                                           Although there is currently no limit
                                           on the number of exchanges that you
                                           can make, the exchange privilege may
                                           be modified or terminated at any time
                                           in the future.
--------------------------------------------------------------------------------

34                          MERRILL LYNCH ASSET INCOME FUND, INC.

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.
                              HOW SHARES ARE PRICED
                              --------------------------------------------------

                              When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.


                              Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.


PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
----------------------------------------------------------------------------

                              If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

                              You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

                              If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

                            MERRILL LYNCH ASSET INCOME FUND, INC.             35

[ICON] YOUR ACCOUNT


DIVIDENDS -- ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid. "BUYING A DIVIDEND"
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.


Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.


DIVIDENDS AND TAXES

----------------------------------------------------------------------------


                              The Fund will distribute any net investment income, monthly, and any net realized capital gains annually. If your account is with Merrill Lynch and you would like to receive DIVIDENDS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.



                              You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains dividends are generally taxed at different rates than ordinary income dividends.


                              If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

                              Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


                              By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number.



                              This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws. The Fund's Statement of Additional Information has more information about taxes.


36                          MERRILL LYNCH ASSET INCOME FUND, INC.

MANAGEMENT OF THE FUND [ICON]
                              MERRILL LYNCH ASSET MANAGEMENT
                              --------------------------------------------------


                              Merrill Lynch Asset Management, the Fund's
                              Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1998 the Investment Adviser received a management
                              fee of $      (based on average daily net assets
                              of approximately $    million), all of which the
                              Investment Adviser voluntarily reimbursed to the Fund.



                              Merrill Lynch Asset Management is part of the Asset Management Group, which had approximately $507 billion in investment company and other portfolio assets under management as of January 1999. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000

                              Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund's investment returns.


                            MERRILL LYNCH ASSET INCOME FUND, INC.             37

[ICON] MANAGEMENT OF THE FUND


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, where report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.


                                                                     Class A
                                ---------------------------------------------------------------------------------
                                                      For the Year Ended                          For the Period
                                                         December 31,                             Sept. 2, 1994+
Increase (Decrease) in          ---------------------------------------------------------------     to Dec. 31,
Net Asset Value:                  1998           1997              1996              1995              1994
-----------------------------------------------------------------------------------------------------------------
  Per Share Operating
  Performance:
-----------------------------------------------------------------------------------------------------------------
  Net asset value, beginning
  of period                     $              $    10.53        $    10.62        $     9.68        $    10.00
-----------------------------------------------------------------------------------------------------------------
  Investment income -- net                            .49               .50               .60               .18
-----------------------------------------------------------------------------------------------------------------
  Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net                                 .71               .23              1.04              (.32)
-----------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                                         1.20               .73              1.64              (.14)
-----------------------------------------------------------------------------------------------------------------
  Less dividends and
  distributions:
  Investment income -- net                           (.49)             (.50)             (.60)             (.18)
  In excess of investment
   income -- net                                       --              (.05)               --                --
  Realized gain on
   investments --  net                               (.92)             (.27)             (.01)               --
  In excess of realized
   gain on investments --  net                         --                --              (.09)               --
-----------------------------------------------------------------------------------------------------------------
  Total dividends and
  distributions                                     (1.41)             (.82)             (.70)             (.18)
-----------------------------------------------------------------------------------------------------------------
  Net asset value, end of
  period                        $              $    10.32        $    10.53        $    10.62        $     9.68
-----------------------------------------------------------------------------------------------------------------
  Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------
  Based on net asset value per
  share                                %            11.67%             7.11%            17.38%            (1.37)%#
-----------------------------------------------------------------------------------------------------------------
  Ratios to Average Net
  Assets:
-----------------------------------------------------------------------------------------------------------------
  Expenses, net of
  reimbursement                        %              .50%              .25%              .00%              .00%*
-----------------------------------------------------------------------------------------------------------------
  Expenses                             %             3.28%             3.48%             5.12%             5.20%*
-----------------------------------------------------------------------------------------------------------------
  Investment income -- net             %             4.58%             4.73%             5.78%             5.64%*
-----------------------------------------------------------------------------------------------------------------
  Supplemental Data:
-----------------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)                $              $    2,188        $    3,918        $    3,872        $    1,147
-----------------------------------------------------------------------------------------------------------------
  Portfolio turnover                   %           155.57%           342.71%            46.75%              .83%
-----------------------------------------------------------------------------------------------------------------

                                                              Class B
                                -------------------------------------------------------------------
                                               For the Year Ended                   For the Period
                                                  December 31,                      Sept. 2, 1994+
Increase (Decrease) in          -------------------------------------------------     to Dec. 31,
Net Asset Value:                   1998         1997         1996         1995           1994
------------------------------
  Per Share Operating
  Performance:
------------------------------
  Net asset value, beginning
  of period                     $            $  10.53     $  10.62     $   9.68         $  10.00
------------------------------
  Investment income -- net                        .41          .42          .51              .16
------------------------------
  Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net                             .71          .23         1.04             (.32)
------------------------------
  Total from investment
  operations                                     1.12          .65         1.55             (.16)
------------------------------
  Less dividends and
  distributions:
  Investment income -- net                       (.41)        (.42)        (.51)            (.16)
  In excess of investment
   income -- net                                   --         (.05)          --               --
  Realized gain on
   investments --  net                           (.92)        (.27)        (.01)              --
  In excess of realized
   gain on investments --  net                     --           --         (.09)              --
------------------------------
  Total dividends and
  distributions                                 (1.33)        (.74)        (.61)            (.16)
------------------------------
  Net asset value, end of
  period                        $            $  10.32     $  10.53     $  10.62         $   9.68
------------------------------
  Total Investment Return:**
------------------------------
  Based on net asset value per
  share                                 %       10.84%        6.31%       16.51%           (1.62)%#
------------------------------
  Ratios to Average Net
  Assets:
------------------------------
  Expenses, net of
  reimbursement                         %        1.25%        1.00%         .75%             .75%*
------------------------------
  Expenses                              %        4.01%        4.24%        5.94%            6.04%*
------------------------------
  Investment income -- net              %        3.79%        3.99%        5.06%            4.86%*
------------------------------
  Supplemental Data:
------------------------------
  Net assets, end of period
  (in thousands)                $            $  8,078     $  8,690     $  9,236         $  6,797
------------------------------
  Portfolio turnover                    %      155.57%      342.71%       46.75%             .83%
------------------------------



  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  #  Aggregate total investment return.
  +  Commencement of Operations.

                            MERRILL LYNCH ASSET INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                                                                                                    Class D
                                                                    Class C                                       -----------
                                -------------------------------------------------------------------------------     For the
                                                                                                For the Period    Year Ended
                                                     For the Year Ended                            Oct. 21,        December
                                                        December 31,                             1994+ to Dec.        31,
Increase (Decrease) in          -------------------------------------------------------------         31,         -----------
Net Asset Value:                  1998         1997              1996              1995              1994            1998
-----------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                      $    10.53        $    10.62        $     9.69          $ 9.88
-----------------------------------------------------------------------------------------------------------------------------
 Investment income -- net                           .41               .41               .52             .10
-----------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions -- net                                .71               .23              1.03            (.19)
-----------------------------------------------------------------------------------------------------------------------------
 Total from investment
 operations                                        1.12               .64              1.55            (.09)
-----------------------------------------------------------------------------------------------------------------------------
 Less dividends and
 distributions:
-----------------------------------------------------------------------------------------------------------------------------
   Investment income -- net                        (.41)             (.42)             (.52)           (.10)
-----------------------------------------------------------------------------------------------------------------------------
   Return of capital                               (.92)             (.27)             (.01)             --
-----------------------------------------------------------------------------------------------------------------------------
   Total dividends and
   distributions                                  (1.33)             (.73)             (.62)           (.10)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                                      $    10.32        $    10.53        $    10.62          $ 9.69
-----------------------------------------------------------------------------------------------------------------------------
 Total Investment Return**:
-----------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per
 share                                            10.79%             6.25%            16.33%           (.94)%#
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------
 Expenses, net of
 reimbursement                                     1.30%             1.04%              .80%            .80%*
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                          4.12%             4.28%             6.02%           5.75%*
-----------------------------------------------------------------------------------------------------------------------------
 Investment income -- net                          3.78%             3.95%             4.99%           5.19%*
-----------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                              $      575        $      357        $      418          $  154
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                              155.57%           342.71%            46.75%            .83%
-----------------------------------------------------------------------------------------------------------------------------


                                                                            For the Period
                                                                               Oct. 21,
                                                                             1994+ to Dec.
Increase (Decrease) in                                                            31,
Net Asset Value:                    1997           1996          1995            1994
------------------------------
 Per Share Operating Performan
------------------------------
 Net asset value, beginning of
 period                         $  10.53       $  10.62       $  9.69            $ 9.88
------------------------------
 Investment income -- net            .47            .46           .57               .11
------------------------------
 Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions -- net                 .70            .24          1.03              (.19)
------------------------------
 Total from investment
 operations                         1.17            .70          1.60              (.08)
------------------------------
 Less dividends and
 distributions:
------------------------------
   Investment income -- net         (.47)          (.47)         (.57)             (.11)
------------------------------
   Return of capital                (.92)          (.27)         (.01)               --
------------------------------
   Total dividends and
   distributions                   (1.39)          (.79)         (.67)             (.11)
------------------------------
 Net asset value, end of
 period                         $  10.31       $  10.53       $ 10.62            $ 9.69
------------------------------
 Total Investment Return**:
------------------------------
 Based on net asset value per
 share                             11.29%          6.84%        16.97%             (.83)%#
------------------------------
 Ratios to Average Net Assets:
------------------------------
 Expenses, net of
 reimbursement                       .75%           .50%          .25%              .25%*
------------------------------
 Expenses                           3.54%          3.70%         5.44%             5.14%*
------------------------------
 Investment income -- net           4.32%          4.48%         5.53%             5.70%*
------------------------------
 Supplemental Data:
------------------------------
 Net assets, end of period
 (in thousands)                 $    318       $    633       $   771            $   63
------------------------------
 Portfolio turnover               155.57%        342.71%        46.75%              .83%
------------------------------



  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  #  Aggregate total investment return.
  +  Commencement of operations.

                            MERRILL LYNCH ASSET INCOME FUND, INC.             39

                             [FLOW CHART]

                     MERRILL LYNCH ASSET INCOME FUND, INC.

FOR MORE INFORMATION
[ICON]


Shareholder Reports
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.


Investment Company Act file #811-7181
Code # 18235-04-99
-C- Merrill Lynch Asset Management, L.P.



                                                                       [LOGO]
PROSPECTUS
Merrill Lynch
Asset Income
Fund, Inc.


                                                                 _April __, 1999

                             SUBJECT TO COMPLETION
      PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1999


                      STATEMENT OF ADDITIONAL INFORMATION
                     MERRILL LYNCH ASSET INCOME FUND, INC.
   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                              -------------------

    Merrill Lynch Asset Income Fund, Inc. (the "Fund") is a non-diversified mutual fund primarily seeking a high level of current income, consistent with prudent risk, through an investment policy utilizing United States and foreign debt, equity and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The Fund will also seek capital appreciation. Under normal conditions, at least 65%, and as much as all, of the Fund's total assets will be invested in debt securities, and no more than 25% of the Fund's total assets will be invested in foreign securities. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

                              -------------------

    Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                              -------------------


    This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated
            , 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587, ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                              -------------------


              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                 --------------


  The date of this Statement of Additional Information is             , 1999.

                               TABLE OF CONTENTS



                                                                                                                PAGE
                                                                                                                -----
Investment Objectives and Policies.........................................................................           2
Debt Securities............................................................................................           3
Equity Securities..........................................................................................           4
Money Market Securities....................................................................................           5
Portfolio Strategies Involving Options and Securities......................................................           5
Other Investment Policies and Practices....................................................................          11
Risk Factors and Special Considerations....................................................................          14
Suitability................................................................................................          14
Management of the Fund.....................................................................................          18
Directors and Officers.....................................................................................          18
Management and Advisory Arrangements.......................................................................          20
Code of Ethics.............................................................................................          21
Purchase of Shares.........................................................................................          21
Initial Sales Charge Alternative -- Class A and D Shares...................................................          22
Reduced Initial Sales Charges..............................................................................          24
Reinvested Dividends.......................................................................................          24
Fee Based Programs.........................................................................................          27
Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements..............................          27
Distribution Plans.........................................................................................          27
Limitations on the Payment of Deferred Sales Charges.......................................................          29
Redemption of Shares.......................................................................................          30
Deferred Sales Charge -- Class B and Class C Shares........................................................          32
Portfolio Transactions and Brokerage.......................................................................          35
Determination of Net Asset Value...........................................................................          37
Shareholder Services.......................................................................................          37
Investment Account.........................................................................................          38
Automatic Investment Plans.................................................................................          38
Automatic Dividend Reinvestment Program....................................................................          38
Systematic Withdrawal Plans -- Class A, B, C and Class D Shares............................................          38
Exchange Privilege.........................................................................................          40
Dividends and Taxes........................................................................................          41
Taxes......................................................................................................          42
Performance Data...........................................................................................          44
General Information........................................................................................          47
Description of Shares......................................................................................          47
Computation of Offering Price Per Share....................................................................          48
Independent Auditors.......................................................................................          48
Custodian..................................................................................................          48
Transfer Agent.............................................................................................          48
Legal Counsel..............................................................................................          48
Reports to Shareholders....................................................................................          49
Financial Statements.......................................................................................          49
Additional Information.....................................................................................          49
Appendix...................................................................................................          50

                       INVESTMENT OBJECTIVES AND POLICIES


    The Fund is a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek a high level of current income, consistent with prudent risk, through an investment policy utilizing United States and foreign debt, equity and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. A secondary investment objective is capital appreciation. These objectives are fundamental policies which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objectives will be achieved. Under normal conditions, at least 65%, and as much as all, of the Fund's total assets will be invested in debt securities, and no more than 25% of the Fund's total assets will be invested in foreign securities. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described under "Portfolio Strategies Involving Options and Futures" below.



    The Fund invests in a portfolio of U.S. and foreign debt, equity and money market securities. The composition of the portfolio among these securities and markets are varied from time to time by the Fund's Investment Adviser, Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management (the "Investment Adviser") in response to changing market and economic trends. This investment approach provides the Fund with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets. For example, at times the Fund may increase its emphasis on debt securities in anticipation of significant declines in interest rates and at other times the Fund's investments in equity securities may be increased, not to exceed 35% under normal market conditions, in anticipation of significant advances in stock markets. Similarly, the Fund may invest a larger portion of its assets, not to exceed 25%, in foreign markets when such markets are expected to outperform, in U.S. dollar terms, the U.S. markets. The Fund will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets to a greater extent than other investment opportunities.



    In determining the allocation of assets among capital markets within the limits set forth above, the Investment Adviser considers, among other factors, the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating among debt, equity and money market securities within each market, the Investment Adviser also considers the relative opportunity for capital appreciation of equity and debt securities, dividend yields, and the level of interest rates paid on debt securities of various maturities.



    In selecting securities denominated in foreign currencies, the Investment Adviser considers, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Investment Adviser may seek to hedge all or a portion of the Fund's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon. See "Portfolio Strategies Involving Options and Futures" below.



    The Investment Adviser anticipates that it will invest that portion of the Fund's portfolio consisting of foreign securities primarily in the securities of corporate and governmental issuers domiciled or located in Canada, Western Europe and the Far East. However, the Fund reserves the right to invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations when market conditions warrant.



    Although up to 100% of the Fund's total assets may be invested in debt securities, the Investment Adviser anticipates that the Fund's portfolio generally will include both equity and debt securities.

DEBT SECURITIES



    The debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt obligations issued by U.S. and foreign corporations. Such securities may include mortgage-backed securities issued or guaranteed by governmental entities or by private issuers. In addition, the Fund may invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank").



    U.S. Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the U.S.; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (E.G., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (E.G.,obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (E.G., obligations of the Student Loan Marketing Association).



    In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium (I.E., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.



    The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund invests in foreign government securities of issuers considered stable by the Investment Adviser. The Investment Adviser does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.



    The Fund invests the portion of its assets allocated to debt obligations in the securities of governmental issuers and in corporate debt securities, including convertible debt securities, rated A or better by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or which, in the Investment Adviser's judgment, possess similar credit characteristics. See the Statement of Additional Information for more information regarding ratings of debt securities. The Investment Adviser considers the ratings assigned by S&P and Moody's as one of several factors in its independent credit analysis of issuers. If a debt security in the Fund's portfolio is downgraded below investment grade, the Investment Adviser will consider factors such as price, credit risk, market conditions and interest rates and will sell such security only if, in the Investment Adviser's judgment, it is advantageous to do so.



    The average maturity of the Fund's portfolio of debt securities will vary based on the Investment Adviser's assessment of pertinent economic market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.



EQUITY SECURITIES



    Within the portion, if any, of the Fund's portfolio allocated to equity securities, the Investment Adviser seeks to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity investments. The Fund generally seeks to invest in securities the Investment Adviser believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price/earnings ratios computed with respect to the relevant stock market averages. The Fund may also consider as undervalued, securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Investment Adviser seeks to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets. Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.



    There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments. For example, the value of precious metals can be expected to benefit from such factors as rising inflationary pressures or other economic, political or financial uncertainty or instability. Real estate values, which are influenced by a variety of economic, financial and local factors, tend to be cyclical in nature. During periods when the Investment Adviser believes that conditions favor a particular real asset as compared to other investment opportunities, the Fund may emphasize, within the portion of its portfolio allocated to equity securities, investments related to that asset such as investments in precious or industrial metal-related securities or real estate-related securities as described below. The Fund may invest up to 25% of its total assets in any particular industry sector.



    PRECIOUS AND INDUSTRIAL METAL-RELATED SECURITIES. The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious or industrial metals, I.E., gold, silver, platinum, iron, copper and aluminum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious or industrial metal-related assets or when the value of precious or industrial metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The prices of precious and industrial metals and of the securities of precious and industrial metal-related companies historically have been subject to high volatility. In addition, the earnings of precious and industrial metal-related companies may be adversely affected by volatile metals prices which may adversely affect the financial condition of such companies.


    The major producers of gold include the Republic of South Africa, the former republics of the Soviet Union, Canada, the United States, Brazil and Australia. Sales of gold by the former republics of the Soviet Union are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may significantly affect South African gold production.

    The Fund may invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some metals such as gold bullion. These securities are referred to as "asset-based securities." The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, A or better by S&P or Moody's or commercial paper rated A-1 by S&P or Prime-1 by Moody's or of issuers that the Investment Adviser has determined to be of similar creditworthiness. If the asset-based security is backed by a bank letter of credit or other similar facility, the Investment Adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or in the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.


    REAL ESTATE-RELATED SECURITIES. The real estate-related securities which will be emphasized by the Fund are equity securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities will be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulations (such as zoning and environmental laws) and changes in tax laws, (ii) operating costs, (iii) the location and the attractiveness of the properties, (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions) and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.


MONEY MARKET SECURITIES



    Money market securities in which the Fund may invest consist of short-term securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; commercial paper, including variable amount master demand notes, rated at least "A" by S&P or "Prime" by Moody's; and repurchase agreements, purchase and sale contracts, and money market instruments, issued by commercial banks, domestic savings banks, and savings and loan associations with total assets of at least one billion dollars. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations).



PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES



    The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund has authority to write (I.E., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" further below), the Investment Adviser believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity, debt and currency markets occur.



    WRITING COVERED OPTIONS. The Fund is authorized to write (I.E., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


    The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer would realize a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer would realize a gain or loss from the sale of the underlying security.

    The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

    Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Philadelphia Stock Exchange and Pacific Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect a closing transaction in a particular option, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The staff of the Securities and Exchange Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.


    PURCHASING OPTIONS. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.



    STOCK INDEX OPTIONS AND FUTURES AND FINANCIAL FUTURES. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, E.G., the S&P 500 Index, or on a narrow index representing an industry or market segment, E.G., the AMEX Oil & Gas Index.



    The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."



    The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (E.G., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.



    The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (I.E., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.



    The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (I.E., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


    An order has been obtained from the Securities and Exchange Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Securities and Exchange Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

    FOREIGN CURRENCY HEDGING. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate of purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. The Fund will not enter into a forward contract with a term of more than one year.



    The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.



    Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.


    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.


    RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations if the

Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.



    When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.



    RESTRICTIONS ON OTC OPTIONS. The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.



    The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (I.E., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position.



    RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Utilization of derivatives, such as options and futures, to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

    Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case that dealer's price is used. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.


    The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.



    The Fund presently does not intend to invest in other types of derivative transactions; however, in response to changes in market conditions or if other types of derivative instruments are developed in the future which the Investment Adviser believes are appropriate for the Fund, the Fund will notify investors of its intention to invest in these instruments.


OTHER INVESTMENT POLICIES AND PRACTICES

    NON-DIVERSIFIED STATUS. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. See "Dividends, Distributions and Taxes -- Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

    PORTFOLIO TRANSACTIONS. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations" above. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. In addition, consistent with the Rules of Fair Practice of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.



    WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Purchasing a security on a when-issued or delayed basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.


    STANDBY COMMITMENT AGREEMENTS. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreement only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

    There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

    The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


    DERIVATIVE SECURITIES. The Fund may invest in a variety of instruments which may be characterized as "Derivative Securities." The Fund may invest in derivative securities whose potential investment return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in an index of interest rates or of the value of a precious or industrial metal. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.



    Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.


    REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations. Such agreements usually cover short periods, often under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs of possible losses in connection with the disposition of the collateral. From time to time the Fund also may invest in securities pursuant to a purchase and sales contract. While purchase and sales contracts are similar to repurchase agreements, purchase and sales contracts are structured to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

    LENDING OF PORTFOLIO SECURITIES. Subject to investment restriction (5) below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.


    PORTFOLIO TURNOVER. The Investment Adviser will effect portfolio transactions without regard to holding period, if in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, high portfolio turnover can be expected to result in the recognition of capital gains and losses. To the extent the Fund distributes short-term capital gains, such distributions will be taxable as dividends.



                    RISK FACTORS AND SPECIAL CONSIDERATIONS



SUITABILITY



    The economic benefit from an investment in the Fund depends on many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because it is a global fund, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in global markets including the risk of a loss of principal.



    The Fund may invest in U.S. and foreign securities, although no more than 25% of the Fund's total assets will be invested in foreign securities. The foreign securities in which the Fund may invest are not limited to securities of issuers in developed countries or economies and may include securities of issuers in less developed or emerging market economies. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.



    With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the U.S.



    The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher.



    The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the securities markets and exchange rates between currencies by the use of derivatives, such as options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures."



    Certain derivative securities in which the Fund may invest, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. See "Investment Objectives and Policies -- Other Investment Policies and Practices -- Derivative Securities."



    The net asset value of the Fund's shares, to the extent the Fund invests in fixed income securities, will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.



    As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased.

INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

        1. Make any investment inconsistent with the Fund's classification as a non-diversified company under the Investment Company Act.

        2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

        3. Make investments for the purpose of exercising control or management.

        4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

        5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

        6. Issue senior securities to the extent such issuance would violate applicable law.


        7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.


        8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

        9. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

    Additional investment restrictions adopted by the Fund, which may be changed by the Directors, provide that the Fund may not:

        (i) Purchase securities of other investment companies except to the extent that such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies of the Fund. Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

        (ii) Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

       (iii) Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, or put to the issuer or to a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days, or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. As of the date hereof, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (iii). Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (iii).


        (iv) Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.



    In addition, to comply with tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements.


    The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (I.E., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

    Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.



    Because of the affiliation of the Investment Adviser with the Fund, the Fund is prohibited from engaging in certain transactions involving the Investment Adviser's affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933, as amended, in which such firm or any of its affiliates participate as an underwriter or dealer.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The Directors and executive officers of the Fund and their ages and principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


    ARTHUR ZEIKEL (66) -- PRESIDENT AND DIRECTOR(1)(2) -- Chairman of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which term as used herein includes corporate predecessors) from 1997 to 1999; President of the Investment Adviser and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997; Director since 1993 and President from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990.



    JOE GRILLS (64) -- DIRECTOR -- P.O. Box 98, Rapidan, VA 22733. Member of the Committee on Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986, member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM Retirement Fund from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director of Duke Management Company since 1992 and elected Vice Chairman in May 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis and Wiley Mutual Funds since 1996; Director Kimco Realty Corporation since January 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998.



    WALTER MINTZ (70) -- DIRECTOR -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982.



    ROBERT S. SALOMON, JR. (62) -- DIRECTOR -- 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser); Director, Common Fund; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.



    MELVIN R. SEIDEN (68) -- DIRECTOR -- 780 Third Avenue, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, consulting and investments) and President thereof since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.



    STEPHEN B. SWENSRUD (65) -- DIRECTOR -- 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisers (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975.



    TERRY K. GLENN (58) -- EXECUTIVE VICE PRESIDENT(1)(2) -- Executive Vice President of the Investment Adviser and FAM since 1983; President of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since

1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators, L.P. since 1988.



    DONALD C. BURKE (38) -- VICE PRESIDENT AND TREASURER(1)(2) -- Senior Vice President and Treasurer of the Manager and FAM since 1999; First Vice President of the Manager from 1997 to 1999; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990. Senior Vice President and Treasurer of Princeton Services; Vice President and Treasurer of PFO.



    THOMAS R. ROBINSON (55) -- SENIOR VICE PRESIDENT(1)(2) -- First Vice President of the Investment Adviser since 1997; Senior Portfolio Investment Adviser of the Investment Adviser since November 1995; Investment Adviser of International Equity Strategy of ML & Co.'s Global Securities Research and Economics Group from 1989 to 1995.



    BARBARA FRASER (55) -- SECRETARY(1)(2) -- First Vice President of the Investment Adviser and FAM since 1996; Vice President of the Investment Adviser from 1994 to 1996; attorney in private practice from 1991 to 1994.


------------

(1) Interested person, as defined in the Investment Company Act, of the Company.


(2) The officers of the Fund are officers of certain other investment companies for which the Investment Adviser or FAM acts as Investment Adviser.



    Pursuant to the terms of the management agreement with the Fund, the Investment Adviser pays all compensation of officers of the Fund as well as the fees of all Directors who are affiliated persons of the Investment Adviser. The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $750 per year plus $125 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, with a fee of $750 per year; plus $125 per meeting attended.



    The following table sets forth for the fiscal year ended December 31, 1998 compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors:



                                                                               PENSION OR
                                                                               RETIREMENT      TOTAL COMPENSATION FROM
                                                                                BENEFITS          FUND AND MLAM/FAM
                                                  AGGREGATE COMPENSATION    ACCRUED AS PART         ADVISED FUNDS
NAME OF DIRECTOR                                         FROM FUND          OF FUND EXPENSE     PAID TO DIRECTORS(1)
------------------------------------------------  -----------------------  ------------------  -----------------------
Walter Mintz(1).................................         $   2,500                None              $  178,583.34
Melvin R. Seiden(1).............................         $   2,500                None              $  178,583.34
Stephen B. Swensrud(1)..........................         $   2,500                None              $  195,583.34
Joe Grills(1)...................................         $   2,500                None              $  186,333.34
Robert S. Salomon, Jr.*(1)......................         $   2,500                None              $  178,583.34


-------------

*   Mr. Salomon was elected as a Director of the Fund on January 17, 1996.


(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Grills (22 registered investment companies consisting of 55 portfolios); Mr. Mintz (20 registered investment companies consisting of 41 portfolios); Mr. Salomon (20 registered investment companies consisting of 41 portfolios); Mr. Seiden (20 registered investment companies consisting of 41 portfolios); Mr. Swensrud (23 registered investment companies consisting of 56 portfolios).



    As of          , 1999, the officers and Directors of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.



    As of      , 1999, Merrill Lynch Trust Company of America Trustee IBO
Providian Bancorp Thrift Savings Plan, owned of record and Providian Bancorp
Thrift Savings Plan owned beneficially     % of the outstanding Class A shares
of the Fund. The address of Merrill Lynch Trust Company of America is 225 West Wacker Drive, Suite 2275, Chicago, IL 60606; the address of Providian Bancorp Thrift Savings is 201 Mission Street, 10th Floor, San Francisco, CA 94105.

MANAGEMENT AND ADVISORY ARRANGEMENTS

    Reference is made to "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.


    Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.



    The Fund has entered into a management agreement with the Investment Adviser (the "Management Agreement"). As discussed in the Prospectus, the Management Agreement provides that the Fund will pay the Investment Adviser a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. This fee is higher than that of most mutual funds, but management of the Fund believes this fee, which is typical for a global fund, is justified by the global nature of the Fund. For the fiscal year ended December 31, 1998, the
management fees paid by the Fund to the Investment Adviser totaled $          ,
all of which was voluntarily waived. For the fiscal year ended December 31, 1997 the management fees paid by the Fund to the Investment Adviser totaled $92,433, all of which was voluntarily waived. For the fiscal year ended December 31, 1996, the management fees paid by the Fund to the Investment Adviser totaled $103,776, all of which was voluntarily waived. For the fiscal year ended December 31, 1998, the Investment Adviser voluntarily reimbursed the Fund for
additional expenses of $          . For the fiscal year ended December 31, 1997,
the Investment Adviser voluntarily reimbursed the Fund for additional expenses of $248,970. For the fiscal year ended December 31, 1996, the Investment Adviser voluntarily reimbursed the Fund for additional expenses of $345,299.



    The Investment Adviser may discontinue waiver of its management fee and any voluntary reimbursement by the Investment Adviser of the Fund's expenses in whole or in part at any time without notice.



    The Management Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of their affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal
year ended December 31, 1998 the amount of such reimbursement was $        . For
the fiscal year ended December 31, 1997 the amount of such reimbursement was $59,442. For the fiscal year ended December 31, 1996, the amount of such reimbursement was $35,078. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."

    The Investment Adviser is a limited partnership, the partners of which are ML & Co., Merrill Lynch Investment Management, Inc. and Princeton Services, Inc.



    The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect wholly-owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Management Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9H, England.


    DURATION AND TERMINATION. Renewal of the Management Agreement for one year was approved by the Board of Directors, including a majority of the disinterested directors, on March 31, 1998. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.


CODE OF ETHICS



    The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.



    The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


                               PURCHASE OF SHARES


    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.



    The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs") and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund, and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."


    The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, FAM. Funds advised by MLAM or FAM that use the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."


    Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.



    The Fund has entered into separate distribution agreements with Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provision as the Management Agreement described under "Management of the Fund -- Management and Advisory Arrangements."


INITIAL SALES CHARGE ALTERNATIVE -- CLASS A AND CLASS D SHARES


    Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.


    The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


    ELIGIBLE CLASS A INVESTORS. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors who currently own Class A shares in a shareholder account including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met for closed-end funds that commenced operations prior to October 21, 1994. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.



    For the fiscal year ended December 31, 1998, the Distributor received $3 and $256 as sales charges on Class A and Class D shares, respectively, and Merrill Lynch received $37 and $2,146 as sales charges on Class A and Class D shares, respectively. For the fiscal year ended December 31, 1998 there were no CDSCs received on the redemption of load-waived shares. For the fiscal year ended December 31, 1997, the Distributor received $7 and $100 as sales charges on Class A and Class D shares, respectively, and Merrill Lynch received $60 and $1,141 as sales charges on Class A and Class D shares, respectively. For the fiscal year ended December 31, 1996, the Distributor received $8 and $11 as sales charges on Class A and Class D shares, respectively, and Merrill Lynch, the only selected dealer for the Fund for such period received $82 and $113 as sales charges on Class A and Class D shares, respectively.

REDUCED INITIAL SALES CHARGES


    REINVESTED DIVIDENDS No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.


    RIGHT OF ACCUMULATION. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


    LETTER OF INTENTION. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares or Class D shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least 5% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent for the Fund.


    EMPLOYEE ACCESS(SM) ACCOUNTS. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

    MERRILL LYNCH BLUEPRINT(SM) PROGRAM. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group Individual Retirement Accounts ("IRAs") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (I.E., up to $5,000 at 3.50% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.


    Class A and Class D shares are offered at net asset value with a waiver of the front-end sales charge to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program.


    Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

    PURCHASE PRIVILEGE OF CERTAIN PERSONS. Directors of the Fund, members of the Boards of other MLAM-advised investment companies and ML & Co., and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value. Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied. First, the investor must advise Merrill Lynch that they will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor must also establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

    Class D shares of the Fund will be offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that the investor will purchase Class D shares of the Fund with proceeds from a redemption of such shares of other mutual funds that have been outstanding for a period of no less than six months. Second, the investor must also establish that such purchase of Class D shares had been made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

    Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; Second, such purchase of Class D shares must be made within 90 days after such notice of termination.


    CLOSED-END FUND INVESTMENT OPTION. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or FAM who purchased such closed-end fund shares prior to October 21, 1994 (the date Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D shares") if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.


    Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

    TMA(SM) MANAGED TRUSTS. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

    ACQUISITION OF CERTAIN INVESTMENT COMPANIES. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objectives and Policies" herein).

    Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

FEE-BASED PROGRAMS

    Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or numbers of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain others plans may purchase Class B shares with a waiver of CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS


    Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.



    The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.



    The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% for Class B shares and 0.55% for Class C shares of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.



    For the fiscal year ended December 31, 1998, the Fund paid the Distributor
$        pursuant to the Class B Distribution Plan (based on average net daily
assets subject to such Class B Distribution Plan of approximately $   million),
all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor
$     pursuant to the Class C Distribution Plan (based on average daily net
assets subject to such Class C Distribution Plan of approximately $   million),
all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended December 31, 1998, the Fund paid the Distributor
$     pursuant to the Class D Distribution Plan (based on average daily net
assets subject to such Class D Distribution Plan of approximately $   million)
all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.



    The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expenses and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSC and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expenses. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and contingent deferred sales charges, and the expenses consist of financial consultant compensation.



    For the year ended December 31, 1998, direct cash revenues exceeded direct
cash expenses of Class B shares by approximately $        . For the year ended
December 31, 1998, direct cash revenues exceeded direct cash expenses of Class C
shares by $     . For the year ended December 31, 1998, fully allocated expenses exceeded fully allocated accrual revenues of Class B shares by approximately
$        . Class "C" fully allocated expenses exceeded fully allocated accrual
revenues by approximately $     .



    The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charge, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


    Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. See "General Information -- Description of Shares." Among other things, each Distribution Plan provides that the Distributor will provide and the Directors will review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and to its related class of shareholders. Each Distribution Plan further provides that, so long as such Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), will be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of such Distribution Plan and any reports made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such reports, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

    The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


    The following tables set forth comparative information as of December 31, 1998 with respect to Class B shares and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum for the year ended December 31, 1998.

                    DATA CALCULATED AS OF DECEMBER 31, 1998



                                                              CLASS B
                                                          (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Annual
                                                   Allowable     Allowable                  Amount                    Distribution
                                                   Aggregate      Interest    Maximum     Previously     Aggregate   Fee at Current
                                Eligible Gross       Sales       on Unpaid    Amount       Paid to        Unpaid       Net Asset
                                   Sales(1)       Charges(2)     Balance(3)   Payable   Distributor(4)    Balance       Level(5)
                                --------------   -------------   ----------   -------   --------------   ---------   --------------
Under NASD Rule as Adopted....     $14,390           $900           $255      $1,155         $256          $899           $46
Under Distributor's Voluntary
  Waiver......................     $14,390           $900           $ 72      $  972         $256          $716           $46



                                                              CLASS C
                                                          (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Annual
                                                   Allowable     Allowable                  Amount                    Distribution
                                                   Aggregate      Interest    Maximum     Previously     Aggregate   Fee at Current
                                Eligible Gross       Sales       on Unpaid    Amount       Paid to        Unpaid       Net Asset
                                   Sales(6)       Charges(2)     Balance(2)   Payable   Distributor(3)    Balance       Level(4)
                                --------------   -------------   ----------   -------   --------------   ---------   --------------
Under NASD Rule as Adopted....      $1,220            $76           $18         $94          $12            $83            $4


---------------

(1) Purchase price of all eligible Class B shares sold since September 2, 1994 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.


(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.



(3) Interest is computed on a monthly average prime rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.



(4) Consists of CDSC payments, distribution fee payment and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus. This figure may include CDSC's that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.



(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.



(6) Purchase price of all eligible Class C shares sold since October 21, 1994 (commencement of Class C operations) other than shares acquired through dividend reinvestment and the exchange privilege.


                              REDEMPTION OF SHARES


    Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares. The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.


    The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

    The value of shares at the time of redemption may be more of less than the Shareholder's cost, depending on the market value of the Securities held by the Fund at any such time.


REDEMPTION



    A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.



    At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.



REPURCHASE



    The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time), on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York time), in order to obtain that day's closing price.



    The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.



REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES



    Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternately, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.



DEFERRED SALES CHARGES ALTERNATIVE -- CLASS B AND CLASS C SHARES



    INVESTORS CHOOSING THE DEFERRED SALES CHARGE ALTERNATIVES SHOULD CONSIDER CLASS B SHARES IF THEY INTEND TO HOLD THEIR SHARES FOR AN EXTENDED PERIOD OF TIME AND CLASS C SHARES IF THEY ARE UNCERTAIN AS TO THE LENGTH OF TIME THEY INTEND TO HOLD THEIR ASSETS IN MLAM-ADVISED MUTUAL FUNDS.



    The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.50% and 0.55%, respectively, of net assets. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.



    Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans".



    Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment, from its own funds, of compensation to financial consultants for selling Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee. Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



    Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.



    For the fiscal year ended December 31, 1998, Merrill Lynch received CDSC's of $66,836 and $1,226 relating to transactions in Class B and Class C shares of the Fund, respectively. For the fiscal year ended December 31, 1997, Merrill Lynch received CDSCs of $21,266 and $0.00 relating to transactions in Class B and Class C shares of the Fund, respectively. For the fiscal year ended December 31, 1996, Merrill Lynch received CDSCs of $13,295 and $292 relating to transactions in Class B and Class C Shares, respectively. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.



    CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.



    The following table sets forth the rates of the CDSC on Class B shares:



                                                                                    CLASS B
                                                                           CONTINGENT DEFERRED SALES
                                                                            CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                            OF DOLLAR AMOUNT
  PAYMENT MADE                                                                 SUBJECT TO CHARGE
------------------------------------------------------------------------  ---------------------------
0-1.....................................................................                4.0%
1-2.....................................................................                3.0%
2-3.....................................................................                2.0%
3-4.....................................................................                1.0%
4 and thereafter........................................................                0.0%



    In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



    To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12, and during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).


    MERRILL LYNCH BLUEPRINT(SM) PROGRAM. Class B shares are offered to certain participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

    RETIREMENT PLANS. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. CDSC is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (E.G., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced Retirement Plans.


    CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."



    In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



    CONVERSION OF CLASS B SHARES TO CLASS D SHARES. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

    In addition, shares purchased through reinvestment of dividends on Class B shares will also convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.



    Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.



    In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.



    The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (I.E., ten years from the date the relationship between MLAM-advised mutual funds and the Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate funds at net asset value per share.



    The Conversion Period also is modified for retirement plan investors which participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."



                      PORTFOLIO TRANSACTIONS AND BROKERAGE



    Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Management Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

    The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

    The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

    The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

    Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

    The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.


    For the fiscal year ended December 31, 1998, the Fund paid total brokerage
commissions of $      , of which $   , or      %, was paid to Merrill Lynch for
effecting      % of the aggregate dollar amount of transactions on which the
Fund paid brokerage commissions. For the fiscal year ended December 31, 1997, the Fund paid total brokerage commissions of $8,579, of which $496, or 5.78%, was paid to Merrill Lynch for effecting 4.08% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended December 31, 1996, the Fund paid total brokerage commissions of $14,580, of which $1,286, or 8.8%, was paid to Merrill Lynch for effecting 13.4% of the aggregate dollar amount of transactions on which the Fund paid brokerage commissions.



    Reference is made to "How Shares are Priced" in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE


    The net asset value of the shares of the Fund is determined once daily by the Investment Adviser immediately after the declaration of dividends as of 15 minutes after the closing time (generally 4:00 p.m. Eastern time) on each day during which the NYSE is open for trading and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day the Fund is required to sell or redeem shares. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser and the Distributor, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.


    Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

                              SHAREHOLDER SERVICES

    The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

    Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent showing any reinvestments of dividends and capital gains distributions activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the transfer agent.

    Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.

AUTOMATIC INVESTMENT PLANS


    A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA-Registered Trademark- account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA-Registered Trademark- Automated Investment Program.



AUTOMATIC DIVIDEND REINVESTMENT PROGRAM



    Unless specific instructions to the contrary are given as to the method of payment of dividends, dividends will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend. Shareholders may elect in writing to receive their dividends in cash, in which event payment will be mailed or direct deposited on or about the payment date.



    Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if their account is maintained with the Transfer Agent that they no longer wish to have their dividends reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.


SYSTEMATIC WITHDRAWAL PLANS -- CLASS A, B, C AND CLASS D SHARES

    A Class A, B, C or Class D shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholders bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares having a value of $10,000 or more.

    At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined at the close of business of the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Fund Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

    Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


    Alternatively a Class A or Class D shareholder whose shares are held within a CMA-Registered Trademark-, CBA-Registered Trademark- or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA-Registered Trademark-/CBA-Registered Trademark- Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA-Registered Trademark-/CBA-Registered Trademark- Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


    With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and "-- Contingent Deferred Sales Charges -- Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

EXCHANGE PRIVILEGE


    U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other Select Pricing Funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain Select Pricing Funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.



    Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.



    In addition, each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's contingent deferred sales charge schedule if such schedule is higher than the deferred sales charge schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B or Class C shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Global Resources Trust (formerly Merrill Lynch Natural Resources Trust) after having held the Fund's Class B shares for two and a half years. The 2% sales charge that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Merrill Lynch Global Resources Trust and receive cash. There will be no contingent deferred sales charge due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Merrill Lynch Global Resources Trust Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.


    Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, respectively, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a Class B or Class C money market fund which were acquired as a result of an exchange for Class B or Class C shares of the fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% contingent deferred sales charge that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Merrill Lynch Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continues to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.


    To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.


                              DIVIDENDS AND TAXES



DIVIDENDS



    All or a portion of the Fund's net investment income will be declared as dividends daily prior to the determination of net asset value on that day and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of dividends. As a result, the dividends paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, it is the Fund's intention to distribute during any fiscal year all its net investment income. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order or the settlement date of a redemption order. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends, or both, in cash. Dividends are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance and higher transfer agency fees applicable with respect to the Class B and Class C shares. Similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."



TAXES


    The Fund intends to elect to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income and gains.


    Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains (including long-term gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any income dividends. Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.


    Dividends are taxable to shareholders even if they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction between the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

    Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

    Under certain provisions of the Code, certain non-corporate shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


    No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

    If a shareholder exercises the exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

    A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

    TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE
TRANSACTIONS. The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency and the Fund elects to have gain or loss in connection with the contract treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

    A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

    Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures contracts.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund. The Fund intends to monitor developments in this area and may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code
Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other ordinary income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares. These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

    Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

    Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

    Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

    From time to time the Fund may include its average annual total return and other total return data, as well as yield in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.


    Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.



    The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses may be deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.



    Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security held during the period by (b) the average daily numbers of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. The yield for the 30-day period ending
December 31, 1998 was      % for Class A shares,      % for Class B shares,
     % for Class C shares, and      % for Class D shares.



    Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



    On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

    Set forth below is total return and yield information for Class A, Class B, Class C and Class D shares for the Fund.


                                                                                               REDEEMABLE VALUE OF
                                                                             EXPRESSED AS A       A HYPOTHETICAL
                                                                            PERCENTAGE BASED   $1,000 INVESTMENT AT
                                                                           ON A HYPOTHETICAL      THE END OF THE
PERIOD                                                                     $1,000 INVESTMENT          PERIOD
-------------------------------------------------------------------------  ------------------  --------------------

                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                             (INCLUDING MAXIMUM APPLICABLE SALES
                                                                                            CHARGES)
One Year Ending December 31, 1998
  Class A................................................................              %           $
  Class B................................................................              %           $
Inception (September 2, 1994) to December 31, 1998
  Class A................................................................              %           $
  Class B................................................................              %           $
One Year Ending December 31, 1998
  Class C................................................................              %           $
  Class D................................................................              %           $
Inception (October 21, 1994) to December 31, 1998
  Class C................................................................              %           $
  Class D................................................................              %           $

                                                                                     ANNUAL TOTAL RETURN
                                                                             (EXCLUDING MAXIMUM APPLICABLE SALES
                                                                                            CHARGES)
One Year Ending December 31, 1998
  Class A................................................................                    % $
  Class B................................................................                    % $
One Year Ending December 31, 1997
  Class A................................................................           11.67    % $        1,116.70
  Class B................................................................           10.84    % $        1,108.40
One Year Ending December 31, 1996
  Class A................................................................            7.11    % $        1,071.10
  Class B................................................................            6.31    % $        1,063.10
Inception (September 2, 1994) to December 31, 1994
  Class A................................................................           (1.37    )% $          986.30
  Class B................................................................           (1.62    )% $          983.80
One Year Ending December 31, 1998
  Class C................................................................                    % $
  Class D................................................................                    % $
One Year Ending December 31, 1997
  Class C................................................................           10.79    % $        1,107.90
  Class D................................................................           11.29    % $        1,112.90
One Year Ending December 31, 1996
  Class C................................................................            6.25    % $        1,062.50
  Class D................................................................            6.84    % $        1,068.40
Inception (October 21, 1994) to December 31, 1994
  Class C................................................................           (0.94    )% $          990.60
  Class D................................................................           (0.83    )% $          991.70

                                                                                               REDEEMABLE VALUE OF
                                                                             EXPRESSED AS A       A HYPOTHETICAL
                                                                            PERCENTAGE BASED   $1,000 INVESTMENT AT
                                                                           ON A HYPOTHETICAL      THE END OF THE
PERIOD                                                                     $1,000 INVESTMENT          PERIOD
-------------------------------------------------------------------------  ------------------  --------------------
                                                                                    AGGREGATE TOTAL RETURN
                                                                             (INCLUDING MAXIMUM APPLICABLE SALES
                                                                                            CHARGES)
Inception (September 2, 1994) to December 31, 1998
  Class A................................................................                    % $
  Class B................................................................                    % $
Inception (October 21, 1994) to December 31, 1998
  Class C................................................................                    % $
  Class D................................................................                    % $
                                                                                 YIELD
                                                                           ------------------
30 Days Ended December 31, 1998
  Class A................................................................                    %
  Class B................................................................                    %
  Class C................................................................                    %
  Class D................................................................                    %


    In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the contingent deferred sales charge, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

    The Fund was incorporated under Maryland law on June 6, 1994. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

    Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

    The Investment Adviser provided the initial capital for the Fund by purchasing 5,000 shares of each of Class A and Class B stock for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund will be paid by the Fund and amortized over a period not exceeding five years. The proceeds realized by the Investment Adviser upon redemption of any of such shares will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.


COMPUTATION OF OFFERING PRICE PER SHARE


    The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of December 31, 1998, is calculated as set forth below. The offering price for Class B and Class C shares of the Fund is the net asset value of Class B and Class C shares, respectively.



                                                                        CLASS A    CLASS B    CLASS C    CLASS D
                                                                       ---------  ---------  ---------  ---------
Net Assets...........................................................  $          $          $          $
                                                                       ---------  ---------  ---------  ---------
                                                                       ---------  ---------  ---------  ---------
Number of Shares Outstanding.........................................
                                                                       ---------  ---------  ---------  ---------
                                                                       ---------  ---------  ---------  ---------
Net Asset Value Per Share (net assets divided by number of shares
  outstanding).......................................................  $          $          $          $
Sales Charge (for Class A and Class D shares: 4.00% of offering price
  (4.17% of net asset value per share))*.............................
                                                                       ---------  ---------  ---------  ---------
Offering Price.......................................................  $          $          $          $
                                                                       ---------  ---------  ---------  ---------
                                                                       ---------  ---------  ---------  ---------


---------------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charge -- Class B and Class C Shares" herein.

                              INDEPENDENT AUDITORS


    Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


                                   CUSTODIAN

    The Chase Manhattan Bank, N.A., 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245 (the "Custodian"), acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

                                 TRANSFER AGENT


    Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund -- Transfer Agency Services" in the Prospectus.


                                 LEGAL COUNSEL

    Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, is counsel for the Fund.

                            REPORTS TO SHAREHOLDERS

    The fiscal year of the Fund ends on December 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.


                              FINANCIAL STATEMENTS



    The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                             ADDITIONAL INFORMATION

    The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

    Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

                                    APPENDIX
                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

Aaa        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
           Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          Bonds which are rated B generally lack characteristics of the desirable investment.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

    The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


        PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.


        PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



        PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



        NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.


    If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

    Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    Preferred stock rating symbols and their definitions are as follows:

"aaa"       An issue which is rated "aaa" is considered to be a top-quality preferred stock.
            This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"        An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a"         An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa"
            classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

"baa"       An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba"        An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b"         An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa"       An issue which is rated "caa" is likely to be in arrears on dividend payments.
            This rating designation does not purport to indicate the future status of payments.

"ca"        An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c"         This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("STANDARD & POOR'S") CORPORATE
  DEBT RATINGS

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

    The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A           Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative
Grade       characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB          Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B           Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
            rating.

CCC         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
            B or B- rating.

CC          The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C           The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI          The rating CI is reserved for income bonds on which no interest is being paid.

D           Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

    N.R. indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A          Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

           A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

           A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

           A-3 Issues carrying this designation have a satisfactory capacity for timely payment.
           They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B          Issues rated "B" are regarded as having only an adequate capacity for timely payment.
           However, such capacity may be damaged by changing conditions or short-term adversities.

C          This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D          Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

    A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

    A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

    The preferred stock ratings are based on the following considerations:

I.         Likelihood of payment capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.        Nature of, and provisions of, the issue.

III.       Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA        This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A          An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB        An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB         Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominately
B          speculative with respect to the issuer's capacity CCC to pay preferred stock obligations. "BB"
CCC        indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC         The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C          A preferred stock rated "C" is a non-paying issue.

D          A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

    NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

    The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

                            ------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Investment Objectives and Policies................    2
  Precious and Industrial Metal-Related
    Securities....................................    4
  Real Estate-Related Securities..................    5
  Portfolio Strategies Involving Options and
    Futures.......................................    5
  Other Investment Policies and Practices.........   11
  Investment Restrictions.........................   16
Management of the Fund............................   18
  Directors and Officers..........................   18
  Management and Advisory Arrangements............   20
Purchase of Shares................................   21
  Initial Sales Charge Alternative --
    Class A and Class D Shares....................   22
  Reduced Initial Sales Charges...................   24
  Fee Based Programs..............................   27
  Employer-Sponsored Retirement or Savings Plans
    and Certain Other Arrangements................   27
  Distribution Plans..............................   27
  Limitations on the Payment of Deferred Sales
    Charges.......................................   29
Redemption of Shares..............................   30
  Deferred Sales Charges--Class B and Class C
    Shares........................................   32
Portfolio Transactions and Brokerage..............   35
Determination of Net Asset Value..................   36
Shareholder Services..............................   37
  Investment Account..............................   37
  Automatic Investment Plans......................   38
  Automatic Reinvestment of Dividends and Capital
    Gains Distributions...........................   38
  Systematic Withdrawal Plans.....................   38
  Exchange Privilege..............................   39
Dividends, Distributions and Taxes................   41
  Dividends and Distributions.....................   41
  Taxes...........................................   41
Performance Data..................................   44
General Information...............................   47
  Description of Shares...........................   47
  Computation of Offering Price Per Share.........   48
Independent Auditors..............................   48
Custodian.........................................   48
Transfer Agent....................................   48
Legal Counsel.....................................   48
Reports to Shareholders...........................   49
Additional Information............................   49
Appendix..........................................   50
Financial Statements..............................


                                                               CODE # 18238-0498

[LOGO]

MERRILL LYNCH

ASSET INCOME

FUND, INC.

                                                             [LOGO]

STATEMENT OF
ADDITIONAL
INFORMATION
           ,1999
Distributor
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT
NUMBER
-----
1(a)  -- Articles of Incorporation of Registrant, as amended.*
(b)   -- Articles Supplementary to Articles of Incorporation.**
 2    -- By-Laws of Registrant, as amended.*
 3    -- None.
 4    -- Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and
         By-Laws of Registrant.(a)
5(a)  -- Form of Management Agreement between Registrant and Merrill Lynch Asset
      Management, L.P.*
5(b)  -- Form of Sub-Advisory Agreement between Merrill Lynch Asset Management,
      L.P. and Merrill Lynch Asset Management U.K. Limited.*****
6(a)  -- Form of Amended Class A Shares Distribution Agreement between
      Registrant and Merrill Lynch Funds Distributor, Inc.**
(b)   -- Form of Class B Shares Distribution Agreement between Registrant and
      Merrill Lynch Funds Distributor, Inc.*
(c)   -- Form of Class C Shares Distribution Agreement between Registrant and
      Merrill Lynch Funds Distributor, Inc.**
(d)   -- Form of Class D Shares Distribution Agreement between Registrant and
      Merrill Lynch Funds Distributor, Inc.**
 7    -- None.
 8    -- Form of Custodian Agreement between Registrant and The Chase Manhattan
         Bank, N.A.*
9(a)  -- Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
      Servicing Agency Agreement between Registrant and Financial Data Services,
         Inc.*
(b)   -- Form of Agreement between Merrill Lynch & Co., Inc. and the Registrant relating to use by Registrant of Merrill Lynch name.*
10(a) -- Opinion and consent of Rogers & Wells.*
(b)   -- Opinion and consent of Galland, Kharasch, Morse & Garfinkle, P.C.*
11    -- Consent of Deloitte & Touche LLP, independent auditors for the
         Registrant.#
12    -- None.
13(a) -- Certificate of Merrill Lynch Asset Management, L.P. relating to Class A and Class B Shares.*
(b)   -- Certificate of Merrill Lynch Asset Management, L.P. relating to Class C and Class D Shares.**
14    -- None.
15(a) -- Class B Distribution Plan of the Registrant and Distribution Plan
         Sub-Agreement.*
(b)   -- Class C Distribution Plan of the Registrant and Distribution Plan
         Sub-Agreement.**
(c)   -- Class D Distribution Plan of the Registrant and Distribution Plan
         Sub-Agreement.**
16    -- Schedule for computation of each performance in the quotation provided in the Registration Statement in response to Item 22 (for Class A, Class
         B, Class C and Class D shares).***
24    -- Power of Attorney for Robert S. Salomon, Jr.****
27(a) -- Financial Data Schedule--Class A Shares.#
(b)   -- Financial Data Schedule--Class B Shares.#
(c)   -- Financial Data Schedule--Class C Shares.#
(d)   -- Financial Data Schedule--Class D Shares.#

------------------------

  (a)  Reference is made to Article II (Sections 3 and 4), Article V (Section
       3), Article IV, Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation, filed as Exhibit (1) to Amendment No. 2 to the Registration Statement; and Article II, Article III (Sections 1, 3, 5, 6 and

       17), Article IV (Section 2), Article V (Section 7), Article VI, Article VII, Article XII, Article XIII, and Article XIV of the Registrant's By-Laws, as amended, previously filed as Exhibit (2) to Amendment No. 2 to the Registration Statement.

    * Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement.

   ** Previously filed with Post-Effective Amendment No. 1 to the Registration Statement.

  *** Previously filed with Post-Effective Amendment No. 2 to the Registration Statement.

 **** Previously filed with Post-Effective Amendment No. 3 to the Registration Statement.

***** Previously filed with Post-Effective Amendment No. 4 to the Registration Statement.

   #  Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    The Registrant is not controlled by or under common control with any other person.


ITEM 26.  INDEMNIFICATION.


    Reference is made to Article V of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B and Class C Distribution Agreements.

    Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

    In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

    Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 27.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.



    (a) Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM"), acts as the investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and the following for closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as subadviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.


    Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch

Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.


    The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23th Floor, Boston, Massachusetts 02111-2646. The address of the Manager and FAM is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


    Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 1993, for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is Vice President and Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies listed in the first two paragraphs of this item 28 paragraph, and Messrs. Giordano, Harvey, and Monagle are officers of one or more of such companies.



                                                                             OTHER SUBSTANTIAL BUSINESS,
NAME                                   POSITION WITH THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  ----------------------------  ---------------------------------------------
ML & Co.............................  Limited Partner               Financial Services Holding Company; Limited
                                                                    Partner of FAM
Princeton Services..................  General Partner               General Partner of FAM
Jeffrey M. Peek.....................  President                     President of FAM since 1997; President and
                                                                    Director of Princeton Services since 1997;
                                                                    Executive Vice President of ML & Co.

                                                                             OTHER SUBSTANTIAL BUSINESS,
NAME                                   POSITION WITH THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  ----------------------------  ---------------------------------------------
Terry K. Glenn......................  Executive Vice President      Executive Vice President of FAM; Executive
                                                                    Vice President and Director of Princeton
                                                                    Services; President and Director of PFD;
                                                                    Director of FDS; Director of Princeton
                                                                    Administrators.
Michael G. Clark....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services; Director of
                                                                    PFD; First Vice President of MLAM from 1997
                                                                    to 1999; Vice President of MLAM from 1996 to
                                                                    1997.
Mark A. Desario.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Linda L. Federici...................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Vincent R. Giordano.................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Michael J. Hennewinkel..............  Senior Vice President,        Senior Vice President, General Counsel and
                                      General Counsel and           Secretary of FAM; Senior Vice President of
                                      Secretary                     Princeton Services
Philip L. Kirstein..................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President, General Counsel, Director and
                                                                    Secretary of Princeton Services
Ronald M. Kloss.....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Deborah W. Landsman-Yaros...........  Senior Vice President         Senior Vice President of FAM; Vice President
                                                                    of MLFD; Senior Vice President of Princeton
                                                                    Services
Stephen M.M. Miller.................  Senior Vice President         Executive Vice President of Princeton
                                                                    Administrators, L.P.; Senior Vice President
                                                                    of Princeton Services
Joseph T. Monagle, Jr...............  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Brian A. Murdock....................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services
Donald C. Burke.....................  Senior Vice President,        Senior Vice President and Treasurer of FAM;
                                      Treasurer and Director of     Senior Vice President and Treasurer of
                                      Taxation                      Princeton Services; Vice President and
                                                                    Treasurer of PFD; First Vice President of
                                                                    MLAM from 1997 to 1998; Vice President of
                                                                    MLAM from 1990 to 1997.
Gregory D. Upah.....................  Senior Vice President         Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services
Ronald L. Welburn...................  Senior Vice President         Senior Vice President of FAM; Senior Vice
                                                                    President of Princeton Services


    (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies; The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Income

Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Trust Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumlulations Program, Inc., and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



    Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business profession, vocation or employment of a substantial nature in which each such person has been engaged since December 31, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Albert is an officer of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                                                                               OTHER SUBSTANTIAL BUSINESS,
NAME                                      POSITION WITH MLAM U.K.          PROFESSION, VOCATION OR EMPLOYMENT
------------------------------------  --------------------------------  -----------------------------------------
Alan J. Albert......................  Senior Managing Director          Vice President of the Manager

Nicholas C.D. Hall..................  Director                          Director of Merrill Lynch Europe PLC;
                                                                        General Counsel of Merrill Lynch
                                                                        International Private Banking Group

Carol Ann Langham...................  Company Secretary                 None

Debra Anne Scarle...................  Assistant Company Secretary       None



ITEM 28.  PRINCIPAL UNDERWRITERS.



    (a) MLFD a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end funds: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.



    (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of

Officers Crook, Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111.



                                                             (2)                               (3)
 (1)                                                POSITIONS AND OFFICES             POSITIONS AND OFFICES
NAME                                                   WITH UNDERWRITER                  WITH REGISTRANT
---------------------------------------------  --------------------------------  --------------------------------
Terry K. Glenn...............................  President and Director            President and Director
Michael G. Clark.............................  Director and Treasurer            None
Thomas J. Verage.............................  Director                          None
Robert W. Crook..............................  Senior Vice President             None
Michael J. Brady.............................  Vice President                    None
William M. Breen.............................  Vice President                    None
James T. Fatseas.............................  Vice President                    None
Debra W. Landsman-Yaros......................  Vice President                    None
Michelle T. Lau..............................  Vice President                    None
Salvatore Venezia............................  Vice President                    None
William Wasel................................  Vice President                    None
Donald C. Burke..............................  Vice President                    Vice President and Treasurer
Robert Harris................................  Secretary                         None


    (c) Not applicable.


ITEM 29.  LOCATION OF ACCOUNTS AND RECORDS.


    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


ITEM 30.  MANAGEMENT SERVICES.


    Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.


ITEM 31.  UNDERTAKINGS.


    (a) Not applicable.

    (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey on the 1st day of March, 1999.


                                MERRILL LYNCH ASSET INCOME FUND, INC.

                                By:              /s/ TERRY K. GLENN
                                     -----------------------------------------
                                     (Terry K. Glenn, Executive Vice President)

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

              *                 President and Director
------------------------------  (Principal Executive           March 1, 1999
        Arthur Zeikel           Officer)

              *
------------------------------  Director
          Joe Grills

              *
------------------------------  Director
         Walter Mintz

              *
------------------------------  Director
       Melvin R. Seiden

              *
------------------------------  Director
    Robert S. Salomon, Jr.

              *
------------------------------  Director
     Stephen B. Swensrud

              *                 Treasurer, Principal
------------------------------  Accounting and Financial
       Donald C. Burke          Officer



*By:     /s/ TERRY K. GLENN
      -------------------------
          (Terry K. Glenn,                                      March 1, 1999
          Attorney-in-Fact)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION
------ --------------------------------------------------------------------------
  5(b) Form of Sub-Advisory Agreement between Merrill Lynch Asset Management L.P.
       and
       Merrill Lynch Asset Management U.K. Limited*
 11    Consent of Deloitte & Touche LLP, independent auditors for the Registrant*
 27(a) Financial Data Schedule--Class A Shares*
   (b) Financial Data Schedule--Class B Shares*
   (c) Financial Data Schedule--Class C Shares*
   (d) Financial Data Schedule--Class D Shares*

------------------------

*Filed herewith

                                      C-10